                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08542

                          The Saratoga Advantage Trust
     -----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY                 11530
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    (Address of principal executive offices)                  (Zip code)

Stephen C. Schuyler, Gemini Fund Services, LLC 150 Motor Parkway, Suite 205, Hauppauge, NY 11788
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 516-542-3000

Date of fiscal year end:    4/30

Date of reporting period:   4/30/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                          THE SARATOGA ADVANTAGE TRUST
                                 ANNUAL REPORT
                              AS OF APRIL 30, 2003

                                 CLASS I SHARES

                               TABLE OF CONTENTS

Chairman's Letter                                                      Page 1

Investment Review                                                      Page 3

Schedules of Investments                                               Page 10

Statements of Assets and Liabilities                                   Page 21

Statements of Operations                                               Page 22

Statements of Changes in Net Assets                                    Page 23

Notes to Financial Statements                                          Page 25

Financial Highlights                                                   Page 33

Independent Auditors' Report                                           Page 36

Management and Trustees' Information                                   Page 37

Results of Shareholder Vote                                            Page 40

        THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
           AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS

Bruce E. Ventimiglia                                Trustee, Chairman, President & CEO

Patrick H. McCollough                               Trustee

Udo W. Koopmann                                     Trustee

Floyd E. Seal                                       Trustee

Richard E. Stierwalt                                Trustee

Stephen H. Hamrick                                  Trustee

Leigh A. Wilson                                     Trustee

William B. Blundin                                  Trustee

Stephen Ventimiglia                                 Vice President & Secretary

William P. Marra                                    Treasurer & Chief Financial Officer

Michael J. Wagner                                   Assistant Secretary

Andrew B. Rogers                                    Assistant Treasurer

INVESTMENT MANAGER                                  DISTRIBUTOR
Orbitex-Saratoga Capital Management, LLC            Orbitex Funds Distributor, Inc.
1101 Stewart Avenue, Suite 207                      Metro Center
Garden City, NY 11530-4808                          One Station Place
                                                    Stamford, CT 06902

TRANSFER AND SHAREHOLDER SERVICING AGENT            CUSTODIAN
Gemini Fund Services, LLC                           The Bank of New York
4020 South 147st Street, Suite 2                    100 Church Street, 10th Floor
Omaha, NE 68137                                     New York, NY 10286

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders

May 29, 2003

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from May 1, 2002 through April 30, 2003.

                            AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can now get AUTOMATED UPDATES on your investments in the Saratoga Advantage Trust 24 HOURS A DAY, EVERYDAY, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

                     THE UNITED STATES' ECONOMY AND MARKETS

While thus far the economic recovery in the United States has been mild, so was the recession. It appears that the U.S. economy is on a path of expansion that could strengthen as the war in Iraq concludes. The Gross Domestic Product ("GDP") grew at an annualized rate of 1.4% during the fourth quarter of 2002, and it advanced at a moderate rate of 2.4% for all of 2002. Retail Sales grew by approximately 3.3% during 2002, while Housing Starts during 2002 were approximately 1.7 million units which is its fastest growth rate over the last 16 years. In addition, for the last eight months ended February 2003, Industrial Production has grown every month versus its comparable prior year monthly period. Lastly, the Federal Reserve has not reduced the Federal Funds rate since November of 2002, stating at its March 18, 2003 meeting that, "the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to economic activity sufficient to engender an improving economic climate over time."

Despite the economic recovery, lower interest rates and improving corporate profits, in 2002 U.S. stock markets recorded a third consecutive down year for the first time since the 1939-1941 period. On the other hand, bonds generally posted positive returns in 2002, their third consecutive year of positive returns. Indeed, for the period ending February 28, 2003 bonds produced their best three-year performance in the past sixty years. While past performance is not a guarantee of future results, this contrast between stock and bond returns reinforces the need for investors to utilize sound asset allocation strategies.

      ASSET ALLOCATION - THE INVESTMENT "COMPASS" THAT PROVIDES INVESTORS
               WITH AN OPPORTUNITY TO REMOVE INVESTMENT EXTREMES

Asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a "comfortable" blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment "compass" can help investors find a comfortable blend of investments that matches their risk tolerances. A WELL-ESTABLISHED ASSET ALLOCATION STRATEGY CAN HELP INVESTORS TO STAY DISCIPLINED AND PATIENT THROUGH FULL MARKET CYCLES (I.E., THROUGH BOTH MARKET DECLINES AND ADVANCES). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. To try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

Following you will find specific information on the investment strategy and performance of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Trust or your allocation of assets among the Trust's portfolios.

FINALLY, WE GIVE PRAISE TO THE MEN AND WOMEN OF OUR MILITARY AND THE OTHER MEMBERS OF THE COALITION FORCES FOR THEIR BRAVERY. We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,


Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                          MID CAPITALIZATION PORTFOLIO
                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

                                                       MORNINGSTAR
                                         MID               MID
           TOTAL AGGREGATE          CAPITALIZATION   CAPITALIZATION    RUSSELL
        RETURN FOR THE PERIOD          PORTFOLIO          BLEND       MIDCAP(R)
         ENDED APRIL 30, 2003          (CLASS I)       AVERAGE(1)      INDEX(2)
     ----------------------------   --------------   --------------   ---------
     Inception: 1/07/03 - 4/30/03        0.4%             4.0%           4.7%

                          PORTFOLIO ADVISOR COMMENTARY

During the ten months since the Portfolio's inception on June 28, 2002, investors have experienced a long, drawn-out build-up to the war in Iraq, followed by a relatively short war. Stocks have staged three rallies off their bottoms. The first two rallies faltered under the weight of a slow economy and war anxieties. It remains to be seen whether the third time is a charm. We believe that the elements are in place for sustained modest economic growth. Energy prices have fallen from their highs in early March and are likely to fall further as Iraq's oil production returns to normal. Monetary policy remains very accommodative. The Federal Reserve Board continues to be very aggressive in cutting rates. Fiscal policy is very stimulative. The federal government is likely to provide additional stimulus shortly. The American consumer has not faltered in his/her Herculean task to move this economy forward, aided by tax cuts, cash-out mortgage refinancing, zero-percent incentives, low inflation and rising incomes. Personal spending grew at a 1.4% rate in the first quarter of 2003, a respectable figure given the war and brutal February snowstorms. After falling to a low not seen in ten years in March, consumer confidence snapped back in April. Low mortgage rates have enabled consumers to lock in their debt payments at very advantageous rates.

There remains plenty of fodder for the doomsters, including SARS, terrorism, North Korea and a ballooning federal deficit. In general, however, the market has moved from a war-induced depressed state of mind to a healthier show-me state of mind. We believe that further gains in the equity markets will depend on earnings improvements. The days of ever-expanding price-to-earnings ratios appear to be long gone. The goal of the Saratoga Advantage Trust Mid Capitalization Portfolio is to invest in solid companies with growing earnings, sound business policies and ethical management. We believe our holdings will be rewarded with higher stock prices if they deliver expected results.

(1) The Morningstar Mid Capitalization Blend Average, as of April 30, 2003, consisted of 295 mutual funds comprised of mid market capitalization stocks. Investors may not invest in the Average directly. The total return shown for this Average is from 1/1/03 - 4/30/03.

(2) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/1/03 - 4/30/03. .

    Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                        HEALTH & BIOTECHNOLOGY PORTFOLIO
                                   Advised by:
                   UBS Global Asset Management (Americas) Inc.
                                Chicago, Illinois

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH.

                                       HEALTH &
           TOTAL AGGREGATE           BIOTECHNOLOGY     MSCI WORLD
        RETURN FOR THE PERIOD          PORTFOLIO       HEALTHCARE     S & P 500(TM)
         ENDED APRIL 30, 2003          (CLASS I)        INDEX(1)         INDEX(2)
     ----------------------------   --------------   --------------   -------------
     Inception: 1/28/03 - 4/30/03        4.8%             5.1%             7.7%

                          PORTFOLIO ADVISOR COMMENTARY

Early 2003 proved the defensive character of the healthcare sector, which, in highly volatile markets, outperformed all other sectors in the first quarter of the year. The year 2002 was defined by profit warnings, patent expiries and an FDA cautious to approve new drugs, affecting industry growth. These and other issues, such as reimbursement, patent litigation and Medicare reforms continued into 2003. Some of these issues should dissipate in the near future. Patent expiries should decline considerably, thus triggering less generic competition going forward. Some companies, it should be noted, have been less affected by these issues than others. The recent partial victory for AstraZeneca in a U.S. patent court case over its top-selling Prilosec ulcer pill, for example, shows that patent cases do not always go in favor of makers of copycat products. Another positive development for the sector was the FDA's recent announcement that it was preparing the introduction of a number of innovations to speed up the drug development and review process.

The fundamentals of the healthcare sector remain convincing to us due to demographic trends and demand. Furthermore, product launches scheduled for 2003 are up from the previous year's levels. Sector revenues are continuing to grow in excess of general economic growth in our view. This should be driven by drug expenditures representing an increasing component of healthcare spending and also by demographic changes. The biotech sector continues to mature as more companies generate sales, build commercial infrastructures and reach profitability. With a myriad of products in clinical trial development, a number of research breakthroughs are expected in the foreseeable future, above all in cancer and AIDS research.

The Portfolio continues to favor companies with strong drug development programs relative to their size -- we believe that there is more value in having a strong pipeline than a large sales force. Our focus stays on companies with strong and established franchises. In the current environment, we believe that the healthcare sector should outperform the general market because of its greater predictability of earnings. Valuations currently are at attractively low levels, substantially down from their high levels in 1998. At a time when other sectors are using cash to repair overstretched balance sheets and are grappling with faltering demand, the drug sector appears attractive.

(1) The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2003 the MSCI World Healthcare Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/31/03 - 4/30/03.

(2) The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/31/03 - 4/30/03.

    Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                      TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                                   Advised by:
                            Columbus Circle Investors
                              Stamford, Connecticut

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

                                     TECHNOLOGY &
           TOTAL AGGREGATE          COMMUNICATIONS   LIPPER SCIENCE
        RETURN FOR THE PERIOD          PORTFOLIO       &TECHNOLOGY    S&P 500(TM)
         ENDED APRIL 30, 2003          (CLASS I)     FUNDS INDEX(1)     INDEX(2)
     ----------------------------   --------------   --------------   -----------
     Inception: 1/7/03 - 4/30/03         -1.1%           -1.5%           -0.6%

                          PORTFOLIO ADVISOR COMMENTARY

Technology stocks and their respective fundamentals took a back seat in the first quarter of 2003 as stocks seem to have been driven more by developments on the war front and breaking news headlines, rather than by specific company events. We entered the first quarter benefiting from the after effects of a strong fourth quarter, but as the quarter progressed, weakness in Information Technology (IT) spending began to emerge with industry leaders noting material softness in February as increased geopolitical risks and a lackluster economy made IT managers wary of spending their budgets. The market reluctantly began to brace itself for weak results from technology related securities. More recent optimism for a stronger-than-expected quarter close in a few sectors of technology, including various semiconductor and storage names, has been met with great enthusiasm. While it is unclear as to what had a bigger impact on first quarter performance (war or a weak economy), we remain keenly focused on our holdings' fundamentals and monitoring their success within our investment discipline. As investors become comfortable with a successful resolution to the war in Iraq, we believe they will once again focus on the fundamentals and your Portfolio should be positioned to shine.

As we look ahead, 2003 appears to be setting up to be a "normal" year. While pent-up demand created by the war may spill into the second and third quarter of this year, we expect normal seasonal weakness during the summer months followed by a strong fourth quarter. Most sectors have worked off excess inventory, although it appears as though a supply glut in telecommunications services will weigh on that group and the respective telecommunications equipment providers that supply it into 2004.

We continue to identify and invest in the companies that we believe have the best fundamentals, are in leadership positions, possess strong balance sheets, and have great potential for positive operating leverage. We believe that our bottom-up fundamental momentum and surprise discipline remains an exceptional way to participate in innovative companies, especially as geopolitical pressures ease and the economy reaccelerates, reinvigorating corporate purse strings and IT spending.

(1) The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/10/03 - 4/30/03.

(2) The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/10/03 - 4/30/03.

    Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                          FINANCIAL SERVICES PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

                                      FINANCIAL
           TOTAL AGGREGATE             SERVICES    LIPPER FINANCIAL
        RETURN FOR THE PERIOD         PORTFOLIO     SERVICES SECTOR    S & P 500(TM)
         ENDED APRIL 30, 2003         (CLASS I)        INDEX(1)           INDEX(2)
     ---------------------------      ---------    ----------------    -------------
     Inception: 1/7/03 - 4/30/03        0.40%            -1.1%             -0.6%

                          PORTFOLIO ADVISOR COMMENTARY

A slower than normal economic recovery after the 2001 recession, fear of another recession due to poor capital spending and finally the threat of war with Iraq helped push stock prices down considerably from April, 2002 to March, 2003. March marked three years since the beginning of the worst bear (declining) market in over fifty years due to a series of well documented adverse events. Earnings fell more than any other period over the last sixty years. Many Wall Street analysts were exposed as mere shills for investment bankers. Many heretofore-respected management teams were caught with their hands in shareholder pockets. Too many misleading and sometimes fraudulent financial statements sullied the accountants' role as shareholder representative. Terrorists killed thousands in New York, Washington and Pennsylvania. It's been a painful period, that drove many investors out of the market except those with the thickest skin or the longest time horizons.

It is difficult to make money in stocks when earnings fall. The same is true when political and economic conditions deteriorate as this increases the chances that earnings will slow or fall. These statements seem all the more obvious given what we experienced over the last three years. It is also easier to make money in stocks when earnings rise and political and economic conditions are improving. This is particularly true when valuations and interest rates are low. We believe fundamentals and therefore the markets have bottomed.

Earnings have been rising for 3-4 quarters, economic conditions have been improving, interest rates remain at forty-year lows and yet stock prices continued to fall through mid-March. Since then, the war with Iraq began and ended and many stocks responded by rising from their lows. One of the virtues of the American system is our ability to quickly solve problems, therefore, the underlying negatives over the last three years are in the process of being addressed. Perhaps the clearest evidence of success is that the number of terrorist events worldwide in 2002 was the lowest since 1969! Within this backdrop, we have positioned the Portfolio to capitalize on a number of potential financial services themes listed below:

    1. Rising interest rates and stock market (brokerage stocks sell for 6-10 year valuation lows).
    2. Mergers & Acquisitions recovery (2002 deal value to market value was the lowest since 1980).
    3. Demographics (peak savers in the 45-64 year old group are expected to rise from 21% to 27% of the population by 2012).
    4. Rising home ownership (68% of Americans currently own their homes).
    5. Increased use of credit and debit cards (60% of retail transactions are still paid for by check).
    6. Rising insurance prices (prices have been rising for only 3 years, up after 12 consecutive declines).

When capitalizing on themes, we take great care to invest in companies that we believe are leaders in their fields, evidenced by the strong companies in the Portfolio. Portfolio adjustments made since we took over management of the Portfolio in January include additions to holdings in brokerage, credit card, trust bank and insurance brokerage sectors and reductions in insurance underwriting, processing and interest rate sensitive sectors. The Portfolio is now more heavily concentrated in industries that should benefit from an improving economy, including capital market sensitive segments such as asset management, securities processing and brokerage.

(1) The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly, unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/10/03 - 4/30/03.

(2) The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/10/03
    - 4/30/03.

    Past performance is not predictive of future performance. The return shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                       ENERGY & BASIC MATERIALS PORTFOLIO
                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

                                    ENERGY & BASIC    LIPPER NATURAL
         TOTAL AGGREGATE               MATERIALS         RESOURCES
      RETURN FOR THE PERIOD            PORTFOLIO           FUNDS       S&P 500(TM)
       ENDED APRIL 30, 2003            (CLASS I)          INDEX(1)       INDEX(2)
     ----------------------------   --------------   --------------   ------------
     Inception: 1/07/03 - 4/30/03        -3.2%            0.7%           -0.6%

                          PORTFOLIO ADVISOR COMMENTARY

At the beginning of 2003, we believed the price of oil included a per-barrel premium of $5 to $6 that was due to diminish with or without a war in Iraq. The potential for war, demand issues, inventory levels and the Venezuela oil strike led to a very sharp spike in oil prices to a record 12-year high of nearly $40 a barrel. But as the war unfolded and damage to the oil fields was limited, oil sharply fell back to $25 a barrel. At the same time, gold declined by 16% to $325 an ounce.

Natural gas prices also spiked and declined, first reaching nearly $9.50/mcf, then declining to less than $5.00/mcf by the end of March. We believe rising demand for a clean-burning fuel source and low inventories will likely keep upward pressure on natural gas prices for both the intermediate term and long term. We believe the market value of exploration and production companies may rise as the expectation for higher natural gas prices is converted into higher future cash flows and earnings.

At the end of April, two-thirds of the Portfolio was invested in energy stocks, and one-third was invested in other natural resource stocks. The best-performing companies in the Portfolio during the first four months of 2003 had large natural gas reserves like Apache Corp. and Burlington Resources. We continue to maintain an above-average exposure to Exploration & Production companies based on our belief that natural gas prices will continue to be fairly strong for the intermediate term. Refiners such as Valero also generated positive returns as refinery margins increased during the quarter. We believe drilling activity may pick up in the second half of the year due to higher natural gas prices. A number of the land-based drilling services companies started performing very well during the quarter in anticipation of a pick up in drilling activity.

We believe that we are at the beginning of a new cycle in which a number of non-petroleum based chemical companies and paper companies will begin to outperform energy companies. In our opinion, the stocks in the Portfolio should provide some stability and growth as the economy begins to recover.

(1) The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is complied by Lipper, Inc. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/10/03 - 4/30/03.

(2) The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. The total return shown for this Index is from 1/10/03 - 4/30/03.

    Past performance is not predictive of future performance. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO

  SHARES                                                                            VALUE
---------                                                                       -------------
            COMMON STOCKS (90.93%):
            BIOTECHNOLOGY (8.58%):
   51,623   Amgen, Inc. *                                                       $   3,165,006
   63,491   Biomarin Pharmaceutical - Warrants * ++                                   101,586
   77,553   Celltech Group PLC - ADR *                                                316,690
   33,000   Cephalon, Inc. *                                                        1,347,720
   77,128   CSL Ltd.                                                                  754,590
   43,700   Genzyme Corp. *                                                         1,760,236
                                                                                -------------
                                                                                    7,445,828
                                                                                -------------
            DIVERSIFIED FINANCIALS (2.62%):
   24,800   SPDR Trust Series 1 +                                                   2,279,368
                                                                                -------------
            HEALTHCARE EQUIPMENT & SUPPLIES (10.26%):
   69,007   Amersham PLC - ADR                                                        496,031
   36,300   Anthem, Inc. *                                                          2,491,632
   50,800   Baxter International, Inc.                                              1,168,400
   28,362   Medtronic, Inc.                                                         1,354,002
   36,800   UnitedHealth Group, Inc.                                                3,390,384
                                                                                -------------
                                                                                    8,900,449
                                                                                -------------
            PHARMACEUTICALS (69.47%):
   34,100   Abbott Laboratories                                                     1,385,483
   30,700   Allergan, Inc.                                                          2,156,675
   25,469   Altana AG *                                                             1,256,314
   76,957   AstraZeneca PLC - ADR                                                   3,019,564
   69,947   Aventis - ADR                                                           3,552,550
  155,200   Bristol - Myers Squibb Co.                                              3,963,808
   22,500   Eli Lilly & Co.                                                         1,435,950
  216,907   GlaxoSmithkline PLC - ADR                                               4,347,262
  147,900   Johnson & Johnson                                                       8,335,644
   60,400   Merck & Co., Inc.                                                       3,514,072
   86,340   Novartis AG                                                             3,405,729
  308,470   Pfizer, Inc.                                                            9,485,453
   37,596   Roche Holding AG                                                        2,392,195
   37,908   Sanofi - Synthelabo SA - ADR *                                          2,261,220
   83,000   Shionogi & Co., Ltd.                                                      985,477
  112,300   SICOR Inc. *                                                            2,013,539
   54,400   Takeda Chemical Industries, Ltd.                                        1,993,359
  110,000   Wyeth                                                                   4,788,300
                                                                                -------------
                                                                                   60,292,594
                                                                                -------------
           TOTAL COMMON STOCKS (Cost $74,493,888)                                  78,918,239
                                                                                -------------

See accompanying notes to financial statements.

  SHARES                                                                            VALUE
----------                                                                      -------------
             PREFERRED STOCKS (7.07%):
             BIOTECHNOLOGY (7.07%):
  318,182    Aderis Pharmaceuticals Series D * ++                               $   3,500,002
  401,335    Mitokor Series F Preferred Stock * ++                                  2,603,661
3,333,333    Vitagen, Inc. Series C Preferred * ++                                     33,333
                                                                                -------------
                                                                                    6,136,996
                                                                                -------------

             TOTAL PREFERRED STOCKS (Cost $10,510,014)                              6,136,996
                                                                                -------------
             TOTAL INVESTMENTS (Cost $85,003,902)                     98.00%    $  85,055,235
                                                                                -------------

             Other assets in excess of liabilities                     2.00%        1,737,014
                                                                     ------     -------------

             TOTAL NET ASSETS                                        100.00%    $  86,792,249
                                                                     ======     =============

----------
Percentages indicated are based on net assets of $86,792,249.

*  Non-income producing securities.
+  All or a portion of the security is on loan (See Note 7).
++  Restricted security (See Note 5).

ADR - American Depositary Receipt

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO

 SHARES                                                                             VALUE
---------                                                                       -------------
            COMMON STOCKS (95.59%):
            CONSUMER DISCRETIONARY (5.69%):
   39,000   Amazon.com, Inc. * +                                                $   1,118,130
   80,000   Flextronics International Ltd. *                                          700,000
                                                                                -------------
                                                                                    1,818,130
                                                                                -------------
            HEALTHCARE (5.20%):
    8,000   Amgen, Inc. *                                                             490,480
   15,000   Boston Scientific Corp. *                                                 645,750
   11,000   Medtronic, Inc.                                                           525,140
                                                                                -------------
                                                                                    1,661,370
                                                                                -------------
            INDUSTRIAL (2.32%):
   21,000   American Power Conversion Corp. *                                         327,180
   10,500   First Data Corp.                                                          411,915
                                                                                -------------
                                                                                      739,095
                                                                                -------------
            INFORMATION TECHNOLOGY (78.72%):
   24,300   Adobe Systems, Inc.                                                       839,808
   13,000   Affiliated Computer Services, Inc. - Class A                              620,100
   60,000   Applied Materials, Inc. *                                                 876,000
   37,000   Broadcom Corp. - Class A *                                                661,930
  103,000   Cisco Systems, Inc. *                                                   1,549,120
   14,500   Citrix Systems, Inc. *                                                    274,920
   18,000   Cognizant Technology Solutions Corp. *                                    323,280
   58,500   Dell Computer Corp. *                                                   1,691,235
   94,900   EMC Corp. *                                                               862,640
   62,000   Hewlett - Packard Co.                                                   1,010,600
   71,500   Intel Corp.                                                             1,315,600
   11,500   International Business Machines Corp.                                     976,350
    7,000   Intuit, Inc. *                                                            271,460
   15,000   Itron, Inc. *                                                             300,300
   47,000   McDATA Corp. - Class B *                                                  494,440
   28,000   Mercury Interactive Corp. *                                               950,320
   26,500   Microchip Technology, Inc.                                                550,935
   35,500   Micromuse, Inc. *                                                         232,206
   62,000   Microsoft Corp.                                                         1,585,340
   19,500   NetScreen Technologies, Inc. *                                            395,460
   38,000   Network Appliance, Inc. *                                                 504,640
   80,000   Nokia Corp. - ADR                                                       1,325,600
  110,000   Oracle Corp. *                                                          1,306,800
   52,000   PeopleSoft, Inc. *                                                        781,560
   16,000   QUALCOMM, Inc.                                                            510,240
   69,000   Siebel Systems, Inc. *                                                    598,230
   36,000   Texas Instruments, Inc.                                                   665,640
   30,000   United Online, Inc. * +                                                   670,800
   55,000   VERITAS Software Corp. *                                                1,210,550
   32,000   WebMethods, Inc. *                                                        321,920
   13,000   Xilinx, Inc. *                                                            351,910
   45,000   Yahoo!, Inc. *                                                          1,115,100
                                                                                -------------
                                                                                   25,145,034
                                                                                -------------

See accompanying notes to financial statements.

  SHARES                                                                            VALUE
---------                                                                       -------------
            TELECOMMUNICATION SERVICES (3.66%):
   60,000   AT&T Wireless Services, Inc. *                                      $     387,600
    8,500   Amdocs Ltd. *                                                             150,110
   25,000   Comverse Technology, Inc. *                                               326,750
   28,000   Symbol Technologies, Inc.                                                 306,040
  125,000   U.S. Wireless Data, Inc., warrants, expire 3/17/07 ++                           -
                                                                                -------------
                                                                                    1,170,500
                                                                                -------------

            TOTAL COMMON STOCKS (Cost $28,005,796)                                 30,534,129
                                                                                -------------

            TOTAL INVESTMENTS (Cost $28,005,796)                      95.59%    $  30,534,129
                                                                                -------------

            Other assets in excess of liabilities                      4.41%        1,409,883
                                                                     ------     -------------

            TOTAL NET ASSETS                                         100.00%    $  31,944,012
                                                                     ======     =============

----------
 Percentages indicated are based on net assets of $31,944,012.

 * Non-income producing securities.
 +  All or a portion of the security is on loan (See Note 7).
++ Restricted security (See Note 5).

ADR - American Depositary Receipt

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO

  SHARES                                                                            VALUE
---------                                                                       -------------
            COMMON STOCKS (96.98%):
            AGRICULTURE - FISH & RANCH (5.17%):
    9,400   Bunge Ltd.                                                          $     263,294
                                                                                -------------
            CHEMICALS (12.03%):
    3,900   E.I. du Pont de Nemours and Co.                                           165,867
    6,600   Georgia Gulf Corp.                                                        149,160
   15,000   Hercules, Inc. *                                                          152,250
    2,500   Praxair, Inc.                                                             145,200
                                                                                -------------
                                                                                      612,477
                                                                                -------------
            COAL (2.76%):
    5,000   Peabody Energy Corp.                                                      140,500
                                                                                -------------
            CONTAINERS & PACKAGING - PAPER & PLASTICS (2.02%):
    5,000   Pactiv Corp. *                                                            102,600
                                                                                -------------
            COPPER (3.31%):
    5,400   Phelps Dodge Corp. *                                                      168,426
                                                                                -------------
            MACHINERY - OIL WELL EQUIPMENT & SERVICES (11.98%):
    3,000   BJ Services Co. *                                                         109,530
    7,500   Global SantaFe Corp.                                                      158,700
    3,500   Noble Corp. *                                                             108,325
    2,500   Schlumberger Ltd.                                                         104,825
    3,200   Weatherford International Ltd. *                                          128,736
                                                                                -------------
                                                                                      610,116
                                                                                -------------
            OIL - CRUDE PRODUCERS (15.84%):
    4,200   Anadarko Petroleum Corp.                                                  186,480
    4,200   Apache Corp.                                                              240,450
    3,000   Burlington Resources, Inc.                                                138,930
    7,000   Newfield Exploration Co. *                                                240,730
                                                                                -------------
                                                                                      806,590
                                                                                -------------
            OIL - INTEGRATED DOMESTIC (15.13%):
    4,000   Murphy Oil Corp.                                                          166,600
    5,000   Occidental Petroleum Corp.                                                149,250
    5,500   Royal Dutch Petroleum Co.                                                 224,840
    3,500   Total Fina Elf SA - ADR                                                   229,950
                                                                                -------------
                                                                                      770,640
                                                                                -------------
            OIL - INTEGRATED INTERNATIONAL (16.35%):
    6,000   BP PLC - ADR                                                              231,240
    3,700   ChevronTexaco Corp.                                                       232,398
    5,500   Exxon Mobil Corp.                                                         193,600
    1,000   Yukos - ADR +                                                             175,500
                                                                                -------------
                                                                                      832,738
                                                                                -------------
            PAPER (3.44%):
    4,900   International Paper Co.                                                   175,175
                                                                                -------------

See accompanying notes to financial statements.

  SHARES                                                                            VALUE
---------                                                                       -------------
            REAL ESTATE INVESTMENT TRUSTS (REITs)(3.34%):
    7,300   Plum Creek Timber Co., Inc.                                         $     169,798
                                                                                -------------
            STEEL (2.97%):
    3,700   Nucor Corp.                                                               151,145
                                                                                -------------
            TRANSPORTATION (2.64%):
    5,000   Tidewater, Inc.                                                           134,500
                                                                                -------------

            TOTAL COMMON STOCKS (Cost $4,968,305)                                   4,937,999
                                                                                -------------

            TOTAL INVESTMENTS (Cost $4,968,305)                       96.98%    $   4,937,999
                                                                                -------------

            Other assets in excess of liabilities                      3.02%          154,014
                                                                     ------     -------------

            TOTAL NET ASSETS                                         100.00%    $   5,092,013
                                                                     ======     =============


----------
Percentages indicated are based on net assets of $5,092,013.

*  Non-income producing securities.
+  All or a portion of the security is on loan (See Note 7).

ADR - American Depositary Receipt

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO

  SHARES                                                                            VALUE
---------                                                                       -------------
            COMMON STOCKS (95.71%):
            BANKS (18.24%):
    3,100   Bank of America Corp.                                               $     229,555
    5,100   Bank of New York Co., Inc.                                                134,895
    3,887   Washington Mutual, Inc.                                                   153,537
    4,675   Wells Fargo & Co.                                                         225,615
                                                                                -------------
                                                                                      743,602
                                                                                -------------
            CONSUMER CYCLICALS (4.04%):
    2,900   Kohl's Corp. *                                                            164,720
                                                                                -------------
            DATA PROCESSING SERVICES (4.45%):
    5,400   Automatic Data Processing, Inc.                                           181,602
                                                                                -------------
            DIVERSIFIED FINANCIALS (45.58%):
    6,000   Capital One Financial Corp.                                               251,220
    6,133   Citigroup, Inc.                                                           240,720
    4,000   Eaton Vance Corp.                                                         119,200
    2,600   Fannie Mae                                                                188,214
    2,600   Goldman Sachs Group, Inc.                                                 197,340
    5,300   J.P. Morgan Chase & Co.                                                   155,555
    2,200   Lehman Brothers Holdings, Inc.                                            138,534
    9,250   MBNA Corp.                                                                174,825
    1,500   Merrill Lynch & Co., Inc.                                                  61,575
    4,000   Morgan Stanley                                                            179,000
      800   SLM Corp.                                                                  89,600
    3,500   W.P. Stewart & Co., Ltd.                                                   62,125
                                                                                -------------
                                                                                    1,857,908
                                                                                -------------
            INSURANCE (21.25%):
    3,000   ACE Ltd.                                                                   99,240
    4,200   AFLAC, Inc.                                                               137,382
    3,000   Ambac Financial Group, Inc.                                               175,050
    3,850   American International Group, Inc.                                        223,108
    4,850   Marsh & McLennan Cos., Inc.                                               231,248
                                                                                -------------
                                                                                      866,028
                                                                                -------------
            SEMICONDUCTORS & ELECTRONICS (2.15%):
    6,000   Applied Materials, Inc. *                                                  87,600
                                                                                -------------

            TOTAL COMMON STOCKS (Cost $3,685,087)                                   3,901,460
                                                                                -------------

            TOTAL INVESTMENTS (Cost $3,685,087)                       95.71%    $   3,901,460
                                                                                -------------

            Other assets in excess of liabilities                      4.29%          175,013
                                                                     ------     -------------

            TOTAL NET ASSETS                                         100.00%    $   4,076,473
                                                                     ======     =============

----------
Percentages indicated are based on net assets of $4,076,473

*  Non-income producing securities.

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO

 SHARES                                                                             VALUE
---------                                                                       -------------
            COMMON STOCKS (95.70%):
            ADVERTISING AGENCIES (2.10%):
    6,000   Omnicom Group, Inc.                                                 $     371,400
    7,000   Valassis Communications, Inc. *                                           186,200
                                                                                -------------
                                                                                      557,600
                                                                                -------------
            AGRICULTURE - FISH & RANCH (1.16%):
   11,000   Bunge Ltd.                                                                308,110
                                                                                -------------
            AUTO PARTS - ORIGINAL EQUIPMENT (1.48%):
    6,700   BorgWarner, Inc.                                                          393,089
                                                                                -------------
            BANKS (6.12%):
    6,400   Comerica, Inc.                                                            278,464
   15,900   Compass Bancshares, Inc.                                                  536,148
   19,400   Greater Bay Bancorp +                                                     310,400
   10,100   Zions Bancorporation                                                      497,627
                                                                                -------------
                                                                                    1,622,639
                                                                                -------------
            BIOTECHNOLOGY - RESEARCH & PRODUCTION (0.92%):
   7,500    Invitrogen Corp. *                                                        245,250
                                                                                -------------
            BUILDING MATERIALS (1.42%):
   17,800   Masco Corp.                                                               375,046
                                                                                -------------
            CHEMICALS (1.03%):
   26,900   Hercules, Inc. *                                                          273,035
                                                                                -------------
            COMPUTER SERVICES, SOFTWARE & SYSTEMS (3.34%):
   11,000   Check Point Software Technologies Ltd. *                                  173,030
   16,300   Citrix Systems, Inc. *                                                    309,048
   14,000   Reynolds and Reynolds Co. - Class A                                       403,340
                                                                                -------------
                                                                                      885,418
                                                                                -------------
            COMPUTER TECHNOLOGY (2.87%):
   67,300   Sun Microsystems, Inc. *                                                  222,090
    8,100   Zebra Technologies Corp. - Class A *                                      540,027
                                                                                -------------
                                                                                      762,117
                                                                                -------------
            CONSUMER ELECTRONICS (0.58%):
   10,000   Activision, Inc. *                                                        153,000
                                                                                -------------
            DIVERSIFIED MATERIALS & PRODUCTS (1.18%):
   12,700   Engelhard Corp.                                                           311,785
                                                                                -------------
            DRUG & GROCERY STORE CHAINS (3.33%):
   25,000   CVS Corp.                                                                 605,250
   16,900   SUPERVALU, Inc.                                                           278,343
                                                                                -------------
                                                                                      883,593
                                                                                -------------
            DRUGS & PHARMACEUTICALS (1.81%):
   29,800   IVAX Corp. *                                                              478,886
                                                                                -------------

See accompanying notes to financial statements.

 SHARES                                                                             VALUE
---------                                                                       -------------
            ELECTRONIC EQUIPMENT & COMPONENTS (1.58%):
   11,300   Cooper Industries, Ltd.                                             $     419,230
                                                                                -------------
            ELECTRONICS - SEMICONDUCTORS/COMPONENTS (5.04%):
   38,000   Flextronics International Ltd. *                                          332,500
    7,000   Integrated Circuit Systems, Inc. *                                        152,040
   16,000   International Rectifier Corp. *                                           361,920
   14,400   Intersil Corp. - Class A *                                                266,400
   12,000   Jabil Circuit, Inc. *                                                     224,400
                                                                                -------------
                                                                                    1,337,260
                                                                                -------------
            FINANCE COMPANIES (2.97%):
   18,800   Capital One Financial Corp.                                               787,156
                                                                                -------------
            FINANCIAL MISCELLANEOUS (1.16%):
    6,900   MBIA, Inc.                                                                308,430
                                                                                -------------
            FINANCIAL DATA PROCESSING SERVICES (1.18%):
   10,600   Fiserv, Inc. *                                                            312,064
                                                                                -------------
            FOREST PRODUCTS (1.37%):
   23,500   Georgia-Pacific Corp.                                                     362,840
                                                                                -------------
            HEALTH CARE SERVICES (4.04%):
    8,900   Anthem, Inc. *                                                            610,896
   16,600   McKesson Corp.                                                            460,484
                                                                                -------------
                                                                                    1,071,380
                                                                                -------------
            IDENTIFICATION CONTROL & FILTER DEVICES (2.63%):
   16,200   Pall Corp.                                                                342,144
   11,600   Roper Industries, Inc.                                                    354,844
                                                                                -------------
                                                                                      696,988
                                                                                -------------
            INSURANCE - MULTI LINE (5.90%):
   18,000   Lincoln National Corp.                                                    575,280
    9,400   PartnerRe Ltd.                                                            502,900
   16,900   Protective Life Corp.                                                     485,537
                                                                                -------------
                                                                                    1,563,717
                                                                                -------------
            INSURANCE - PROPERTY & CASUALTY (1.58%):
   12,700   ACE Ltd. +                                                                420,116
                                                                                -------------
            MACHINERY - OIL WELL EQUIPMENT & SERVICES (0.80%):
   10,000   Global SantaFe Corp.                                                      211,600
                                                                                -------------
            MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.55%):
    8,000   Biomet, Inc.                                                              243,680
    5,700   Guidant Corp. *                                                           222,243
    4,000   St. Jude Medical, Inc. *                                                  209,840
                                                                                -------------
                                                                                      675,763
                                                                                -------------
            METAL FABRICATING (0.95%):
   21,700   Shaw Group, Inc. * +                                                      252,805
                                                                                -------------

See accompanying notes to financial statements.

  SHARES                                                                            VALUE
---------                                                                       -------------
            MULTI-SECTORS COMPANIES (2.93%):
    3,700   Johnson Controls, Inc.                                              $     304,288
   14,000   SPX Corp. *                                                               473,200
                                                                                -------------
                                                                                      777,488
                                                                                -------------
            OIL - CRUDE PRODUCERS (3.39%):
   10,200   Anadarko Petroleum Corp.                                                  452,880
    7,770   Apache Corp.                                                              444,833
                                                                                -------------
                                                                                      897,713
                                                                                -------------
            OIL - INTEGRATED DOMESTIC (0.90%):
    8,000   Occidental Petroleum Corp.                                                238,800
                                                                                -------------
            PUBLISHING - NEWSPAPERS (1.54%):
   11,400   Lee Enterprises, Inc. +                                                   408,918
                                                                                -------------
            RADIO & TV BROADCASTERS (1.90%):
    3,200   Entercom Communications Corp. *                                           155,488
   10,000   Westwood One, Inc.                                                        349,000
                                                                                -------------
                                                                                      504,488
                                                                                -------------
            REAL ESTATE INVESTMENT TRUSTS (REITs) (2.44%):
   14,600   Arden Realty, Inc.                                                        347,918
   14,700   Highwoods Properties, Inc.                                                297,675
                                                                                -------------
                                                                                      645,593
                                                                                -------------
            RECREATIONAL VEHICLES & BOATS (1.84%):
   11,000   Harley-Davidson, Inc.                                                     488,840
                                                                                -------------
            RESTAURANTS (4.10%):
   24,900   Darden Restaurants, Inc.                                                  435,999
   33,000   Ruby Tuesday, Inc.                                                        650,100
                                                                                -------------
                                                                                    1,086,099
                                                                                -------------
            RETAIL (11.34%):
   16,400   Barnes & Noble, Inc. *                                                    323,080
   21,600   Best Buy Co., Inc. *                                                      746,928
   28,800   Dollar General Corp.                                                      418,752
   14,700   Fastenal Co. +                                                            508,473
   27,800   Limited, Inc.                                                             404,212
   10,200   Michaels Stores, Inc. *                                                   318,648
   10,000   Talbots, Inc.                                                             286,500
                                                                                -------------
                                                                                    3,006,593
                                                                                -------------
            TEXTILES APPAREL MANUFACTURERS (1.41%):
   13,100   Jones Apparel Group, Inc. *                                               373,612
                                                                                -------------
            TRUCKERS (0.59%):
    6,900   Werner Enterprises, Inc.                                                  155,871
                                                                                -------------

See accompanying notes to financial statements.

  SHARES                                                                            VALUE
---------                                                                       -------------
            UTILITIES - ELECTRICAL (2.57%):
   11,900   Cinergy Corp.                                                       $     406,266
    4,500   FPL Group, Inc.                                                           273,915
                                                                                -------------
                                                                                      680,181
                                                                                -------------
            UTILITIES - TELECOMMUNICATIONS (1.66%):
    9,400   ALLTEL Corp.                                                              440,484
                                                                                -------------

            TOTAL COMMON STOCKS (Cost $26,448,539)                                 25,373,597
                                                                                -------------

            TOTAL INVESTMENTS (Cost $26,448,539)                      95.70%    $  25,373,597
                                                                                -------------

            Other assets in excess of liabilities                      4.30%        1,139,916
                                                                     ------     -------------

            TOTAL NET ASSETS                                         100.00%    $  26,513,513
                                                                     ======     =============

----------
Percentage indicated are based on net assets of $26,513,513.

*  Non-income producing securities.
+  All or a portion of the security is on loan (See Note 7).

See accompanying notes to financial statements.

April 30, 2003
STATEMENTS OF ASSETS AND LIABILITIES

                                                    HEALTH &       TECHNOLOGY &    ENERGY & BASIC     FINANCIAL          MID
                                                  BIOTECHNOLOGY   COMMUNICATIONS      MATERIALS        SERVICES          CAP
                                                    PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------   --------------   --------------   -------------   -------------
ASSETS:
Investments, at cost                              $  85,003,902   $   28,005,796   $    4,968,305   $   3,685,087   $  26,448,539
                                                  -------------   --------------   --------------   -------------   -------------
Investments in securities, at value (Note 1a)     $  85,055,235   $   30,534,129   $    4,937,999   $   3,901,460   $  25,373,597
Cash                                                  1,494,969        2,036,090           49,678         144,576       1,139,986
Foreign currency, at value (Cost - $408,982)            416,540               --               --              --              --
Collateral held for securities loaned (Note 7)        1,802,539        1,862,720           32,564              --       1,943,973
Receivable for securities sold                               --           57,177          103,835              --       1,007,439
Interest and dividends receivable                       150,209              765           11,333           5,139          19,779
Receivable for fund shares sold                              --           11,038               --           5,507              --
Receivable due from manager (Note 2a, 2e)                    --               --           13,315          38,226              --
Receivable for open forward foreign currency
  contracts (Note 3)                                    106,933               --               --              --              --
Prepaid expenses and other assets                        10,628           17,219           11,536           5,043           9,042
                                                  -------------   --------------   --------------   -------------   -------------
    TOTAL ASSETS                                     89,037,053       34,519,138        5,160,260       4,099,951      29,493,816
                                                  -------------   --------------   --------------   -------------   -------------
LIABILITIES:
Securites lending collateral (Note 7)                 1,802,539        1,862,720           32,564              --       1,943,973
Payable for securities purchased                             --          319,464               --              --         967,942
Payable for fund shares redeemed                        130,711          293,958           25,821              --           2,437
Payable for distribution fees (Note 2d)                  46,981           21,568            3,235           2,462          10,222
Payable to manager (Note 2a)                             67,608           12,847               --              --          15,213
Payable for open forward foreign currency
  contracts (Note 3)                                     77,592               --               --              --              --
Accrued expenses and other liabilities                  119,373           64,569            6,627          21,016          40,516
                                                  -------------   --------------   --------------   -------------   -------------
    TOTAL LIABILITIES                                 2,244,804        2,575,126           68,247          23,478       2,980,303
                                                  -------------   --------------   --------------   -------------   -------------

NET ASSETS                                        $  86,792,249   $   31,944,012   $    5,092,013   $   4,076,473   $  26,513,513
                                                  =============   ==============   ==============   =============   =============
NET ASSETS:
Par value of shares of beneficial interest        $      76,210   $       60,626   $        3,989   $       4,126   $      30,763
Paid in capital                                     219,477,322      302,554,225        7,318,981       4,544,206      33,054,527
Undistributed net investment income (loss)             (284,729)        (259,980)              --              --         (85,220)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions    (132,566,770)    (272,939,192)      (2,201,182)       (688,232)     (5,411,615)
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions          90,216        2,528,333          (29,775)        216,373      (1,074,942)
                                                  -------------   --------------   --------------   -------------   -------------
NET ASSETS                                        $  86,792,249   $   31,944,012   $    5,092,013   $   4,076,473   $  26,513,513
                                                  =============   ==============   ==============   =============   =============
NET ASSET VALUE PER SHARE
    CLASS I
    Net Assets                                    $      18,454   $       10,735   $        2,654   $          10   $     114,760
    Shares of beneficial
      interest outstanding                                1,601            1,950              205               1          13,287
    Net asset value/offering price per share (a)  $       11.53   $         5.51   $        12.95   $        9.97   $        8.64

    CLASS A
    Net Assets                                    $  30,435,082   $   15,510,054   $    2,221,142   $   1,684,229   $  22,406,955
    Shares of beneficial
      interest outstanding                            2,630,965        2,884,344          171,615         168,940       2,597,610
    Net asset value per share (a)                 $       11.57   $         5.38   $        12.94   $        9.97   $        8.63
    Offering price per share                      $       12.28   $         5.71   $        13.73   $       10.58   $        9.16
      (maximum sales charge of 5.75%)

    CLASS B
    Net Assets                                    $  40,996,529   $   14,820,943   $    2,868,204   $   2,129,500   $   3,408,922
    Shares of beneficial
      interest outstanding                            3,630,562        2,868,097          227,030         216,934         397,420
    Net asset value/offering price per share (b)  $       11.29   $         5.17   $        12.63   $        9.82   $        8.58

    CLASS C
    Net Assets                                    $  15,342,184   $    1,602,280   $           13   $     262,734   $     582,876
    Shares of beneficial
      interest outstanding                            1,357,892          308,196                1          26,762          68,009
    Net asset value/offering price per share (b)  $       11.30   $         5.20   $        12.63   $        9.82   $        8.57

----------
(a) Redemption price per share.
(b) Redemption price per Class B and C share varies based on length of time shares are held.

See accompanying notes to financial statements.

Year Ended April 30, 2003
STATEMENTS OF OPERATIONS

                                                    HEALTH &       TECHNOLOGY &    ENERGY & BASIC     FINANCIAL          MID
                                                  BIOTECHNOLOGY   COMMUNICATIONS      MATERIALS        SERVICES          CAP
                                                    PORTFOLIO       PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------   --------------   --------------   -------------   -------------
INVESTMENT INCOME:
Dividend income                                   $     845,642   $       50,940   $       91,377   $      86,099   $     272,382
Interest income                                          70,851           54,682            8,496           1,039           5,475
Securities lending income                                15,271           26,973              253             304           3,535
Less: Foreign withholding taxes                         (35,526)          (3,498)          (2,607)            (13)              -
                                                  -------------   --------------   --------------   -------------   -------------
    TOTAL INVESTMENT INCOME                             896,238          129,097           97,519          87,429         281,392
                                                  -------------   --------------   --------------   -------------   -------------
OPERATING EXPENSES:
Management fees (Notes 2a, 2e)                        1,256,508          401,276           89,267          59,915         127,508
Distribution fees (Note 2d):
  Class A Shares                                        135,376           55,496           13,528           7,914          62,587
  Class B Shares                                        474,287          161,851           37,593          24,668          11,413
  Class C Shares                                        192,425           19,518                -           3,480           2,077
Transfer agent fees                                     452,529          296,410           58,322          72,216          71,009
Administration fees (Note 2c)                           125,371           43,601           35,666          37,811          33,175
Professional fees                                       116,506           61,429            7,109           8,389          25,607
Printing and postage expense                             93,929           66,622            6,386           4,183          13,050
Fund accounting fees                                     83,290           53,181           33,419          48,544          40,754
Registration fees                                        59,814           36,424           34,779          44,820          66,590
Custodian fees (Note 2a)                                 51,817           37,543           12,151           7,201          21,533
Insurance expense                                         9,620           19,990              623             531           1,112
Trustees' fees                                            3,121            3,773            2,770           2,547           2,606
Miscellaneous expenses                                    6,235            8,361            4,811           3,374           4,125
                                                  -------------   --------------   --------------   -------------   -------------
    TOTAL OPERATING EXPENSES                          3,060,828        1,265,475          336,424         325,593         483,146
    Less: Expenses waived and
      reimbursed (Note 2a, 2e)                         (114,887)        (337,386)        (132,447)       (186,557)        (14,140)
                                                  -------------   --------------   --------------   -------------   -------------
    NET OPERATING EXPENSES                            2,945,941          928,089          203,977         139,036         469,006
                                                  -------------   --------------   --------------   -------------   -------------

NET INVESTMENT INCOME (LOSS)                         (2,049,703)        (798,992)        (106,458)        (51,607)       (187,614)
                                                  -------------   --------------   --------------   -------------   -------------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
    Investments                                     (85,603,807)     (15,822,173)      (1,262,023)       (472,226)     (2,152,262)
    Foreign currency transactions                       (75,978)               -                -               -               -
                                                  -------------   --------------   --------------   -------------   -------------
Net realized gain (loss)                            (85,679,785)     (15,822,173)      (1,262,023)       (472,226)     (2,152,262)
                                                  -------------   --------------   --------------   -------------   -------------
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions (Note 6)             53,914,063        3,792,059       (1,014,079)       (443,222)       (355,295)
                                                  -------------   --------------   --------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)             (31,765,722)     (12,030,114)      (2,276,102)       (915,448)     (2,507,557)
                                                  -------------   --------------   --------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $ (33,815,425)  $ (12,829,106)   $   (2,382,560)  $    (967,055)  $  (2,695,171)
                                                  =============   =============    ==============   =============   =============

See accompanying notes to financial statements.

For the Years Ended April 30, 2003 and April 30, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                      HEALTH & BIOTECHNOLOGY          TECHNOLOGY & COMMUNICATIONS
                                                             PORTFOLIO                         PORTFOLIO
                                                  -------------------------------   -------------------------------
                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                  APRIL 30, 2003   APRIL 30, 2002   APRIL 30, 2003   APRIL 30, 2002
                                                  --------------   --------------   --------------   --------------
OPERATIONS:
Net investment income (loss)                      $   (2,049,703)  $   (3,785,022)  $     (798,992)  $   (1,701,880)
Net realized gain (loss) on investments
  and foreign currency transactions                  (85,679,785)         347,348      (15,822,173)     (55,603,897)
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions                       53,914,063      (12,337,502)       3,792,059       (6,286,525)
Net change in unrealized appreciation
  (depreciation) on short sales                                -         (252,505)               -          125,231
                                                  --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                           (33,815,425)     (16,027,681)     (12,829,106)     (63,467,071)
                                                  --------------   --------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                                      -                -                -                -
  Class A                                                      -                -                -                -
  Class B                                                      -                -                -                -
  Class C                                                      -                -                -                -
Net Investment Income:
  Class I                                                      -                -                -                -
  Class A                                                      -                -                -                -
  Class B                                                      -                -                -                -
  Class C                                                      -                -                -                -
                                                  --------------   --------------   --------------   --------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS                                               -                -                -                -
                                                  --------------   --------------   --------------   --------------
SHARE TRANSACTIONS OF
BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
  Class I                                                197,902                -        7,689,356                -
  Class A                                              6,008,562       46,961,605       62,318,732       89,133,044
  Class B                                              1,136,817       12,371,751          338,516        3,043,900
  Class C                                                394,794        4,482,832           69,484          706,792
Transfer of net assets (Note 6)
  Class I                                                      -                -                -                -
  Class A                                              8,899,070                -        6,609,827        2,655,037
  Class B                                              3,327,524                -        1,767,376        1,782,257
  Class C                                                 82,203                -           16,265           38,966
Reinvestment of dividends and distributions
  Class I                                                      -                -                -                -
  Class A                                                      -                -                -                -
  Class B                                                      -                -                -                -
  Class C                                                      -                -                -                -
Cost of shares redeemed
  Class I                                               (177,336)               -       (7,712,705)               -
  Class A                                            (26,295,607)     (66,028,844)     (68,097,210)     (99,226,072)
  Class B                                            (18,480,466)     (23,611,581)      (4,857,653)     (12,572,673)
  Class C                                             (9,706,306)     (14,869,747)        (825,000)      (2,711,217)
                                                  --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 SHARE TRANSACTIONS OF BENEFICIAL INTEREST           (34,612,843)     (40,693,984)      (2,683,012)     (17,149,966)
                                                  --------------   --------------   --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS              (68,428,268)     (56,721,665)     (15,512,118)     (80,617,037)

NET ASSETS:
  Beginning of year                                  155,220,517      211,942,182       47,456,130      128,073,167
                                                  --------------   --------------   --------------   --------------
  END OF YEAR                                     $   86,792,249   $  155,220,517   $   31,944,012   $   47,456,130
                                                  ==============   ==============   ==============   ==============

                                                      ENERGY & BASIC MATERIALS
                                                             PORTFOLIO
                                                  -------------------------------
                                                    YEAR ENDED       YEAR ENDED
                                                  APRIL 30, 2003   APRIL 30, 2002
                                                  --------------   --------------
OPERATIONS:
Net investment income (loss)                      $     (106,458)  $     (169,274)
Net realized gain (loss) on investments
  and foreign currency transactions                   (1,262,023)        (646,057)
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions                       (1,014,079)        (966,857)
Net change in unrealized appreciation
  (depreciation) on short sales                                -                -
                                                  --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                            (2,382,560)      (1,782,188)
                                                  --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:

  Class I                                                      -                -
  Class A                                                      -         (429,474)
  Class B                                                      -         (465,561)
  Class C                                                      -                -
Net Investment Income:
  Class I                                                      -                -
  Class A                                                      -                -
  Class B                                                      -                -
  Class C                                                      -                -
                                                  --------------   --------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS                                               -         (895,035)
                                                  --------------   --------------
SHARE TRANSACTIONS OF
BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
  Class I                                                  2,611                -
  Class A                                             13,173,349       19,381,935
  Class B                                                818,364        2,112,073
  Class C                                                     13                -
Transfer of net assets (Note 6)
  Class I                                                      -                -
  Class A                                                      -                -
  Class B                                                      -                -
  Class C                                                      -                -
Reinvestment of dividends and distributions
  Class I                                                      -                -
  Class A                                                      -          414,734
  Class B                                                      -          456,565
  Class C                                                      -                -
Cost of shares redeemed
  Class I                                                      -                -
  Class A                                            (14,286,408)     (22,214,931)
  Class B                                             (1,700,346)      (2,486,078)
  Class C                                                      -                -
                                                  --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 SHARE TRANSACTIONS OF BENEFICIAL INTEREST            (1,992,417)      (2,335,702)
                                                  --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS               (4,374,977)      (5,012,925)

NET ASSETS:
  Beginning of year                                    9,466,990       14,479,915
                                                  --------------   --------------
  END OF YEAR                                     $    5,092,013   $    9,466,990
                                                  ==============   ==============

See accompanying notes to financial statements.

                                                         FINANCIAL SERVICES                 MID CAP
                                                             PORTFOLIO                     PORTFOLIO
                                                    -------------------------------   ------------------
                                                      YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                    APRIL 30, 2003   APRIL 30, 2002    APRIL 30, 2003(a)
                                                    ----------------------------------------------------
OPERATIONS:
Net investment income (loss)                        $      (51,607)  $      (86,550)  $         (187,614)
Net realized gain (loss) on investments
  and foreign currency transactions                       (472,226)        (147,620)          (2,152,262)
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions                           (443,222)         369,726             (355,295)
Net change in unrealized appreciation
  (depreciation) on short sales                                  -                -                    -
                                                    --------------   --------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               (967,055)         135,556           (2,695,171)
                                                    --------------   --------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                                        -                -                    -
  Class A                                                        -                -                    -
  Class B                                                        -                -                    -
  Class C                                                        -                -                    -
Net Investment Income:                                           -
  Class I                                                        -                -                    -
  Class A                                                        -                -                    -
  Class B                                                        -                -                    -
  Class C                                                        -                -                    -
                                                    --------------   --------------   ------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS                                                -                -                    -
                                                    --------------   --------------   ------------------
SHARE TRANSACTIONS OF
  BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
  Class I                                                       10                -              109,779
  Class A                                                  251,646          779,006           20,296,155
  Class B                                                  847,618        1,324,765              246,293
  Class C                                                   74,793          160,695               86,329
Transfer of net assets (Note 6)
  Class I                                                        -                -                    -
  Class A                                                        -                -            5,145,698
  Class B                                                        -                -            3,616,800
  Class C                                                        -                -              583,313
Reinvestment of dividends and distributions
  Class I                                                        -                -                    -
  Class A                                                        -                -                    -
  Class B                                                        -                -                    -
  Class C                                                        -                -                    -
Cost of shares redeemed
  Class I                                                        -                -                    -
  Class A                                               (1,124,041)      (3,802,784)            (327,812)
  Class B                                               (1,130,770)      (2,864,895)            (461,488)
  Class C                                                 (213,468)        (305,641)             (86,383)
                                                    --------------   --------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST             (1,294,212)      (4,708,854)          29,208,684
                                                    --------------   --------------   ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (2,261,267)      (4,573,298)          26,513,513

NET ASSETS:
  Beginning of year                                      6,337,740       10,911,038                    -
                                                    --------------   --------------   ------------------
  END OF YEAR                                       $    4,076,473   $    6,337,740   $       26,513,513
                                                    ==============   ==============   ==================

(a) For the Mid Cap Portfolio, results shown are for the period from July 1, 2002 (commencement of operations) through April 30, 2003.

See accompanying notes to financial statements.

  YEAR ENDED APRIL 30, 2003
NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios, five of which are included in this report: the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio and the Mid Cap Portfolio (collectively, the "Portfolios"). Orbitex-Saratoga Capital Management, LLC (the "Manager") serves as the Trust's Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager. The following serve as advisers (the "Advisers") to their respective Portfolio(s): UBS Global Asset Management serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; Caterpillar Investment Management Ltd. serves as Adviser to Energy & Basic Materials and Mid Cap; and Harris, Bretall Sullivan & Smith, L.L.C. serves as Adviser to Financial Services. Gemini Fund Services, Inc. (the "Administrator"), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group. Orbitex Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is an affiliate of the Manager. The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios. The Mid Cap Portfolio is a diversified portfolio.

PORTFOLIO                                     PRIMARY OBJECTIVE
---------                                     -----------------
Health & Biotechnology                        Long-term capital growth
Technology & Communications                   Long-term capital growth
Energy & Basic Materials                      Long-term capital growth
Financial Services                            Long-term capital growth
Mid Cap                                       Long-term capital appreciation

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

     (a) VALUATION OF INVESTMENTS

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in countries in which Health & Biotechnology may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

     (b) FEDERAL INCOME TAX

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio's most recent tax year-end, available to offset future capital gains, if any, are as follows:

                                                        EXPIRING
PORTFOLIO                               AMOUNT           THROUGH
---------                               ------          --------
Health & Biotechnology               $   84,133,619         2010
Technology & Communications             272,007,675         2010
Energy & Basic Materials                  2,097,292         2010
Financial Services                          473,804         2010
Mid Cap                                   3,333,032         2010

     Post-October loss deferrals as of each Portfolio's most recent tax year-end, which will be recognized in the following tax year, are as follows:
Health & Biotechnology, $28,113,502; Technology & Communications, $0; Energy & Basic Materials, $72,190; Financial Services, $188,621; and Mid Cap, $0.

     (c) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios' most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

                                                                                                               INCREASE (DECREASE)
                                                                                      INCREASE (DECREASE) IN      IN UNREALIZED
                                                                                          ACCUMULATED NET         APPRECIATION
                                                             INCREASE (DECREASE) IN  REALIZED GAIN (LOSS) ON  (DEPRECIATION) ON
                                                                UNDISTRIBUTED NET         INVESTMENTS AND       INVESTMENTS AND
                                     INCREASE (DECREASE) IN     INVESTMENT INCOME        FOREIGN CURRENCY       FOREIGN CURRENCY
     PORTFOLIO                          PAID IN CAPITAL              (LOSS)                TRANSACTIONS           TRANSACTIONS
     ---------                       ----------------------  ----------------------   -----------------------  -------------------
     Health & Biotechnology            $  2,527,704              $  1,764,974             $   (480,133)         $ (3,812,545)
     Technology & Communications          3,384,792                   539,012               (4,452,558)               528,754
     Energy & Basic Materials              (112,213)                  106,458                    5,755                      -
     Financial Services                     (51,607)                   51,607                        -                      -
     Mid Cap                              3,876,606                   102,394               (3,259,353)              (719,647)

     (d) DIVIDENDS AND DISTRIBUTIONS

The following table summarizes each Portfolio's dividend and capital gain declaration policy:

     PORTFOLIO                        INCOME DIVIDENDS     CAPITAL GAINS
     ---------                        ----------------     -------------
     Health & Biotechnology              annually            annually
     Technology & Communications         annually            annually
     Energy & Basic Materials            annually            annually
     Financial Services                  annually            annually
     Mid Cap                             annually            annually

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

     (e) ALLOCATION OF EXPENSES

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

     (f) REPURCHASE AGREEMENTS

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

     (g) OTHER

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. In addition, certain of the Portfolios may enter into forward foreign currency contracts. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.     MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by each Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and .75% for Mid Cap.

     For the period ended April 30, 2003, the Manager waived $114,887 for Health & Biotechnology, $337,386 for Technology & Communications, $89,267 for Energy & Basic Materials, $59,915 for Financial Services and $883 for Mid Cap. For the period ended April 30, 2003, the Manager reimbursed $43,180 for Energy & Basic Materials and $126,642 for Financial Services.

     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .40% for Health & Biotechnology; .30% for Technology & Communications, Energy & Basic Materials and Financial Services; and .30% for Mid Cap (for assets invested directly by the Adviser, the fee is .40% of average daily net assets).

     (c) For providing administration services to the Portfolios, the Administrator will receive from each Portfolio a monthly fee calculated at an annual rate of 0.10% of average daily net assets, subject to certain minimum requirements (exclusive of out-of-pocket administration fees).

     (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. For the period ended April 30, 2003, the Distributor waived $13,257 in fees for the Mid Cap Portfolio.

     Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class B shares are offered subject to a maximum contingent deferred sales charge ("CDSC") of 5.00% and will automatically convert to Class A shares after eight years. Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%. Class I shares are offered at net asset value.

     For the year ended April 30, 2003, the Distributor received sales charges on sales of the Portfolios' Class A shares. In addition, CDSCs were paid to the Manager for C shares. The Distributor has advised the Portfolios that the approximate amounts are as follows:

                                           SALES CHARGES                        CDSCs
                                           -------------                        -----
PORTFOLIO                                     CLASS A                          CLASS C
---------                                     -------                          -------
Health & Biotechnology                       $ 3,000                          $   8,000
Technology & Communications                    1,000                              1,000
Energy & Basic Materials                       2,000                                  -
Financial Services                                 -                                  -
Mid Cap                                        2,000                                  -

     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement"). In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect at April 30, 2003 for each portfolio were: 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares, respectively, of Mid Cap. Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to three years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the year ended April 30, 2003, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.     INVESTMENT TRANSACTIONS

     For the year ended April 30, 2003, purchases and sales of investment securities, other than short-term securities for the Portfolios' were as follows:

PORTFOLIO                                  PURCHASES                SALES
---------                                --------------        ---------------
Health & Biotechnology                   $  130,977,473        $   152,456,949
Technology & Communications                  76,869,051             71,486,075
Energy & Basic Materials                     44,606,501             46,334,409
Financial Services                            3,056,971              4,506,843
Mid Cap                                      41,525,690             12,924,889

     At April 30, 2003, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios' were as follows:

                                            FEDERAL
PORTFOLIO                                   TAX COST          APPRECIATION    DEPRECIATION        NET
---------                                --------------      --------------   ------------    -------------
Health & Biotechnology                   $  85,388,769       $  6,339,696     $  6,673,230    $   (333,534)
Technology & Communications                 28,156,387          3,225,204          847,462       2,377,742
Energy & Basic Materials                     5,000,006            179,399          241,406         (62,007)
Financial Services                           3,710,894            395,873          205,307         190,566
Mid Cap                                     26,500,791          1,521,558        2,648,752      (1,127,194)

     For U.S. federal income tax, the cost of securities owned at April 30, 2003 was substantially the same as the cost of securities for financial statement purposes.

     At April 30, 2003, the Health & Biotechnology Portfolio had forward foreign currency contracts open as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

FOREIGN CURRENCY                LOCAL CURRENCY      MARKET VALUE   SETTLEMENT DATE     UNREALIZED GAIN (LOSS)
----------------                --------------      ------------   ---------------     ----------------------
To Buy:
Australian Dollar                    1,500,000      $    934,277           6/13/03     $               55,697
British Pound                          350,000           557,831           6/13/03                     (2,700)
Danish Krone                         2,900,000           435,281           6/13/03                     14,504
Japanese Yen                       188,000,000         1,579,147           6/13/03                    (13,534)
Swiss Franc                          3,300,000         2,436,847           6/13/03                     (3,081)
                                                                                       ----------------------
                                                                                                       50,886
                                                                                       ----------------------
To Sell:
Australian Dollar                    1,500,000           934,277           6/13/03                    (58,277)
British Pound                          350,000           557,832           6/13/03                     12,878
Japanese Yen                       188,000,000         1,579,147           6/13/03                     23,854
                                                                                       ----------------------
                                                                                                      (21,545)
                                                                                       ----------------------

Net Unrealized Gain on Open
  Forward Foreign Currency
  Contracts                                                                            $               29,341
                                                                                       ----------------------

4.     AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized with $.01 par value per share. For the periods indicated, transactions in capital stock were as follows:

                                      CLASS A SHARES                        CLASS I SHARES

                                        YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                      APRIL 30, 2003     APRIL 30, 2002     APRIL 30, 2003
                                      ---------------    ---------------    ---------------
Health & Biotechnology*
   Issued                                     495,552          2,707,503             18,252
   Transferred (Note 6)                       803,318                 --                 --
   Redeemed                                (2,213,578)        (3,826,690)           (16,651)
                                      ---------------    ---------------    ---------------
   Net Increase (Decrease) in Shares         (914,708)        (1,119,187)             1,601
                                      ---------------    ---------------    ---------------

Technology & Communications**
   Issued                                  10,960,029          8,904,589          1,528,797
   Transferred (Note 6)                     1,255,239            271,090                 --
   Redeemed                               (11,947,777)        (9,732,982)        (1,526,847)
                                      ---------------    ---------------    ---------------
   Net Increase (Decrease) in Shares          267,491           (557,303)             1,950
                                      ---------------    ---------------    ---------------

Energy & Basic Materials**
   Issued                                     905,941          1,203,707                205
   Redeemed                                  (997,799)        (1,370,181)                --
   Reinvested from Dividends                       --             30,450                 --
                                      ---------------    ---------------    ---------------
   Net Increase (Decrease) in Shares          (91,858)          (136,024)               205
                                      ---------------    ---------------    ---------------

Financial Services**
   Issued                                      25,272             70,481                  1
   Redeemed                                  (115,525)          (349,790)                --
                                      ---------------    ---------------    ---------------
   Net Increase (Decrease) in Shares          (90,253)          (279,309)                 1
                                      ---------------    ---------------    ---------------

Mid Cap***
   Issued                                   2,032,863                 --             13,287
   Transferred (Note 6)                       605,199                 --                 --
   Redeemed                                   (40,452)                --                 --
                                      ---------------    ---------------    ---------------
   Net Increase (Decrease) in Shares        2,597,610                 --             13,287
                                      ---------------    ---------------    ---------------

                                       CLASS B SHARES                        CLASS C SHARES

                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                       APRIL 30, 2003     APRIL 30, 2002     APRIL 30, 2003     APRIL 30, 2002
                                       ----------------------------------    ----------------------------------
Health & Biotechnology
   Issued                                       97,887            724,525             33,678            258,158
   Transferred (Note 6)                        307,240                 --              7,585                 --
   Redeemed                                 (1,604,879)        (1,396,584)          (822,754)          (874,375)
                                       ----------------------------------    ----------------------------------
   Net Increase (Decrease) in Shares        (1,199,752)          (672,059)          (781,491)          (616,217)
                                       ----------------------------------    ----------------------------------

Technology & Communications
   Issued                                       62,707            235,510             12,870             53,205
   Transferred (Note 6)                        348,597            187,462              3,189              4,075
   Redeemed                                   (902,047)        (1,259,148)          (146,756)          (267,028)
                                       ----------------------------------    ----------------------------------
   Net Increase (Decrease) in Shares          (490,743)          (836,176)          (130,697)          (209,748)
                                       ----------------------------------    ----------------------------------

Energy & Basic Materials****
   Issued                                       56,408            113,500                  1                 --
   Redeemed                                   (126,881)          (161,890)                --                 --
   Reinvested from Dividends                        --             34,072                 --                 --
                                       ----------------------------------    ----------------------------------
   Net Increase (Decrease) in Shares           (70,473)           (14,318)                 1                 --
                                       ----------------------------------    ----------------------------------

Financial Services
   Issued                                       80,003            120,878              7,008             14,620
   Redeemed                                   (119,359)          (270,688)           (23,375)           (27,451)
                                       ----------------------------------    ----------------------------------
   Net Increase (Decrease) in Shares           (39,356)          (149,810)           (16,367)           (12,831)
                                       ----------------------------------    ----------------------------------

Mid Cap***
   Issued                                       28,014                 --              9,782                 --
   Transferred (Note 6)                        426,919                 --             68,910                 --
   Redeemed                                    (57,513)                --            (10,683)                --
                                       ----------------------------------    ----------------------------------
   Net Increase (Decrease) in Shares           397,420                 --             68,009                 --
                                       ----------------------------------    ----------------------------------

*    The inception date for Class I shares is January 27, 2003.
**   The inception date for Class I shares is January 6, 2003.
*** For the Mid Cap Portfolio, the inception date for Class A, B and C shares is July 1, 2002. Inception date for Class I shares is January 6, 2003.
**** The inception date for Class C shares is January 6, 2003.

5.     RESTRICTED SECURITIES

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult. The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities. The Portfolios do not have the right to demand that such securities be registered. Restricted securities are valued at the direction of a Portfolios' Board of Trustees; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information on the restricted security. The table below shows the securities held at April 30, 2003 that are being valued by the Portfolios' Board of Trustees:

                                                                                                    VALUE
                                                                        ACQUISITION                  PER     4/30/03     % OF NET
PORTFOLIO            SECURITY                               SHARES         DATE         COST         UNIT   FAIR VALUE    ASSETS
---------            -------------------------------------  ---------   -----------  -----------   -------  -----------  ---------
Health &
  Biotechnology      Aderis Pharmaceuticals, Inc. Series D    318,182        2/7/01  $ 3,500,002   $ 11.00  $ 3,500,002      4.03%
Health &
 Biotechnology       BioMarin Pharmaceuticals Inc.             63,491       5/16/01            -      1.60      101,586      0.12
Health &
 Biotechnology       Mitokor Series F                         401,335       8/22/00    3,010,012      6.49    2,603,661      3.00
Health &
 Biotechnology       Vitagen Inc. Series C                  3,333,333       6/18/01    4,000,000      0.01       33,333      0.04
Technology &
 Communications      U.S. Wireless Data, Inc. Warrants        125,000       4/10/00            -      0.00            -      0.00

     Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

6.     FUND ACQUISITIONS

     (a) As of the close of business on January 24, 2003, the Health & Biotechnology Portfolio acquired all of the net assets of the Orbitex Health & Biotechnology Fund, Orbitex Medical Sciences Fund and the Orbitex Life Sciences and Biotechnology Fund, Inc. (collectively the "Orbitex Funds") pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 17, 2003. The details of which are shown below:

                     AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                                                                                    HEALTH &
                                                                                                                  BIOTECHNOLOGY
                                          ORBITEX HEALTH &                                                       PORTFOLIO CLASS
                                        BIOTECHNOLOGY FUND      ORBITEX MEDICAL        ORBITEX LIFE SCIENCES &      A MERGED
                                             CLASS A         SCIENCES FUND CLASS A    BIOTECHNOLOGY FUND, INC.       ASSETS
                                        ----------------------------------------------------------------------------------------
Net Assets                              $       25,176,785   $            4,956,005   $              3,943,065   $    34,075,855
Unrealized Appreciation (Depreciation)  $       (6,403,094)  $             (870,997)  $             (1,767,314)  $    (9,041,405)
Shares Outstanding                               2,272,706                1,180,943                    376,673         3,076,024
Net Asset Value Per Share               $            11.08   $                 4.20   $                  10.47   $         11.08

                                         ORBITEX HEALTH &                              HEALTH & BIOTECHNOLOGY
                                        BIOTECHNOLOGY FUND     ORBITEX MEDICAL        PORTFOLIO CLASS B MERGED
                                            CLASS B          SCIENCES FUND CLASS B            ASSETS
                                        ----------------------------------------------------------------------
Net Assets                              $       39,656,871   $            3,327,524   $             42,984,395
Unrealized Appreciation (Depreciation)  $       (1,067,145)  $           (1,165,254)  $             (2,232,399)
Shares Outstanding                               3,661,643                  810,636                  3,968,883
Net Asset Value Per Share               $            10.83   $                 4.10   $                  10.83

                                         ORBITEX HEALTH &                              HEALTH & BIOTECHNOLOGY
                                        BIOTECHNOLOGY FUND     ORBITEX MEDICAL        PORTFOLIO CLASS C MERGED
                                             CLASS C         SCIENCES FUND CLASS C            ASSETS
                                        ----------------------------------------------------------------------
Net Assets                              $       15,942,400   $               82,203   $             16,024,603
Unrealized Appreciation (Depreciation)  $       (9,899,837)  $               (8,980)  $             (9,908,817)
Shares Outstanding                               1,471,161                   19,858                  1,478,746
Net Asset Value Per Share               $            10.84   $                 4.14   $                  10.84

     (b) As of the close of business on January 3, 2003, the Technology and Communications Portfolio acquired all the net assets of the Orbitex Info-Tech & Communications Fund and the Orbitex Emerging Technology Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

                                        ORBITEX INFO-TECH &     ORBITEX EMERGING           TECHNOLOGY &
                                        COMMUNICATIONS FUND  TECHNOLOGY FUND CLASS    COMMUNICATIONS PORTFOLIO
                                             CLASS A                   A               CLASS A MERGED ASSETS
                                        ----------------------------------------------------------------------
Net Assets                              $        10,048,936  $            6,609,827   $             16,658,763
Unrealized Appreciation (Depreciation)  $         9,262,671  $            7,663,662   $             16,926,333
Shares Outstanding                                1,908,344               3,818,139                  3,163,583
Net Asset Value Per Share               $              5.27  $                 1.73   $                   5.27

                                        ORBITEX INFO-TECH &     ORBITEX EMERGING           TECHNOLOGY &
                                        COMMUNICATIONS FUND  TECHNOLOGY FUND CLASS    COMMUNICATIONS PORTFOLIO
                                              CLASS B                  B               CLASS B MERGED ASSETS
                                        ----------------------------------------------------------------------
Net Assets                              $        13,761,087  $            1,767,376   $             15,528,463
Unrealized Appreciation (Depreciation)  $          (780,479) $           (7,116,535)  $             (7,897,014)
Shares Outstanding                                2,714,243               1,043,630                  3,062,840
Net Asset Value Per Share               $              5.07  $                 1.69   $                   5.07

                                        ORBITEX INFO-TECH &     ORBITEX EMERGING           TECHNOLOGY &
                                        COMMUNICATIONS FUND  TECHNOLOGY FUND CLASS    COMMUNICATIONS PORTFOLIO
                                              CLASS C                  C               CLASS C MERGED ASSETS
                                        ----------------------------------------------------------------------
Net Assets                              $         1,670,600  $               16,265   $              1,686,865
Unrealized Appreciation (Depreciation)  $        (7,469,577) $              (18,373)  $             (7,487,950)
Shares Outstanding                                  327,533                   9,455                    330,722
Net Asset Value Per Share               $              5.10  $                 1.72   $                   5.10

     (c) As of the close of business on January 3, 2003, the Mid Capitalization Portfolio acquired all the net assets of the Orbitex Caterpillar Mid Cap Relative Value Fund and the Orbitex Growth Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

                                        ORBITEX CATERPILLAR MID
                                        CAP RELATIVE VALUE FUND   ORBITEX GROWTH FUND   MID CAPITALIZATION PORTFOLIO
                                               CLASS A                 CLASS A             CLASS A MERGED ASSETS
                                        ----------------------------------------------------------------------------
Net Assets                              $            17,248,160   $         5,145,698   $                 22,393,858
Unrealized Appreciation (Depreciation)  $            (2,806,003)  $         1,426,310   $                 (1,379,693)
Shares Outstanding                                    2,028,600               358,032                      2,633,799
Net Asset Value Per Share               $                  8.50   $             14.37   $                       8.50

                                        ORBITEX CATERPILLAR MID
                                        CAP RELATIVE VALUE FUND   ORBITEX GROWTH FUND   MID CAPITALIZATION PORTFOLIO
                                               CLASS B                  CLASS B             CLASS B MERGED ASSETS
                                        ----------------------------------------------------------------------------
Net Assets                              $               190,701   $         3,616,800   $                  3,807,501
Unrealized Appreciation (Depreciation)  $                (6,837)  $        (2,096,464)  $                 (2,103,301)
Shares Outstanding                                       22,510               256,292                        449,429
Net Asset Value Per Share               $                  8.47   $             14.11   $                       8.47

                                        ORBITEX CATERPILLAR MID
                                        CAP RELATIVE VALUE FUND   ORBITEX GROWTH FUND   MID CAPITALIZATION PORTFOLIO
                                                CLASS C                 CLASS C             CLASS C MERGED ASSETS
                                        ----------------------------------------------------------------------------

Net Assets                              $                72,317   $           583,313   $                    655,630
Unrealized Appreciation (Depreciation)  $                (3,174)  $           (49,493)  $                    (52,667)
Shares Outstanding                                        8,543                41,234                         77,453
Net Asset Value Per Share               $                  8.46   $             14.15   $                       8.46

     (d) As of the close of business on January 3, 2003, the Energy & Basic Materials Portfolio acquired all the net assets of the Orbitex Energy & Basic Materials Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

     (e) As of the close of business on January 3, 2003, the Financial Services Portfolio acquired all the net assets of the Orbitex Financial Services Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

     (f) As of the close of business on October 26, 2001, the Orbitex Info-Tech & Communications Fund acquired all the net assets of the Monument Telecommunications Fund pursuant to a plan of reorganization approved by the Board of Directors of the Monument Fund on October 16, 2001. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                     AT CLOSE OF BUSINESS OCTOBER 26, 2001

                                        ORBITEX INFO-TECH &         MONUMENT
                                        COMMUNICATIONS FUND    TELECOMMUNICATIONS
                                              CLASS A             FUND CLASS A             MERGED ASSETS
                                        -------------------------------------------------------------------
Net Assets                              $        23,720,282    $        2,516,387     $          26,236,669
Unrealized Appreciation                                  --    $          138,650                        --
Shares Outstanding                                2,555,385               652,235                 2,826,475
Net Asset Value Per Share               $              9.28    $             3.86     $                9.28

                                        ORBITEX INFO-TECH &         MONUMENT
                                        COMMUNICATIONS FUND    TELECOMMUNICATIONS
                                              CLASS B             FUND CLASS B             MERGED ASSETS
                                        -------------------------------------------------------------------
Net Assets                              $        33,163,303    $        1,689,185     $          34,852,488
Unrealized Appreciation                                  --    $           93,702                        --
Shares Outstanding                                3,680,394               444,735                 3,867,856
Net Asset Value Per Share               $              9.01    $             3.80     $                9.01

                                        ORBITEX INFO-TECH &         MONUMENT
                                        COMMUNICATIONS FUND    TELECOMMUNICATIONS
                                              CLASS C              FUND CLASS C           MERGED ASSETS
                                        -------------------------------------------------------------------
Net Assets                              $         5,041,046    $           36,931     $           5,077,977
Unrealized Appreciation                                  --    $            2,035                        --
Shares Outstanding                                  556,212                 9,569                   560,287
Net Asset Value Per Share               $              9.06    $             3.86     $                9.06

7.     SECURITIES LENDING

     Under an agreement with the Bank of New York Co., Inc. ("BONY"), the Portfolios can lend their securities portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios' security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred. There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

     At April 30, 2003, the following portfolios had securities on loan:

                                      MARKET VALUE OF       MARKET VALUE
PORTFOLIO                            LOANED SECURITIES     OF COLLATERAL
---------                            -----------------     -------------
Health & Biotechnology               $        1,788,930    $   1,802,539
Technology & Communications                   1,847,090        1,862,720
Energy & Basic Materials                         31,941           32,564
Mid Cap                                       1,900,712        1,943,973

8.      DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     There were no dividends paid during the year ended April 30, 2003. The tax character of dividends paid during the year ended April 30, 2002 was as follows:

                                                        LONG TERM
PORTFOLIO                            ORDINARY INCOME   CAPITAL GAINS       TOTAL
---------                            ---------------   -------------    ----------
Health & Biotechnology                             -         -                   -
Technology & Communications                        -         -                   -
Energy & Basic Materials             $       895,035         -          $  895,035
Financial Services                                 -         -                   -

     As of each of the Portfolio's tax year-end, the components of distributable earnings on a tax basis were as follows:

                                           HEALTH &        TECHNOLOGY &     ENERGY & BASIC
                                         BIOTECHNOLOGY    COMMUNICATIONS      MATERIALS       FINANCIAL SERVICES     MID CAP
                                        ---------------   ---------------   ---------------   ------------------   ------------
Capital loss carry forwards             $   (84,133,619)  $  (272,007,675)  $    (2,097,292)  $         (473,804)  $ (3,333,032)
Unrealized Appreciation (Depreciation)      (55,885,170)          664,008          (133,665)               1,945     (3,544,706)
                                        ---------------   ---------------   ---------------   ------------------   ------------
Total                                   $  (140,018,789)  $  (271,343,667)  $    (2,230,957)  $         (471,859)  $ (6,877,738)
                                        ===============   ===============   ===============   ==================   ============

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after October 31. The Portfolios will be changing their tax year-end to August 31.

9.      CHANGE IN INDEPENDENT ACCOUNTANT

     PricewaterhouseCoopers LLP were previously the principal auditors for the predecessor Portfolios. A decision to change auditors was resolved by the Board of Trustees in their meeting on June 25, 2003 and Tait, Weller & Baker were appointed principal auditors. PricewaterhouseCoopers LLP had served as principal auditors for the predecessor Portfolios for each of the periods ended April 30, 1998 through 2002. Additionally, the audit reports of PricewaterhouseCoopers LLP on the financial statements of the predecessor Portfolios that were issued for each of the periods ended April 30, 1998 through 2002 were unqualified. There were no disagreements between PricewaterhouseCoopers LLP and the management of the Portfolios.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                             INCOME FROM
                                                         INVESTMENT OPERATIONS
                                              --------------------------------------------
                                                                                 NET
                                                                              REALIZED
                                                                                 AND
                                               NET ASSET          NET         UNREALIZED        TOTAL
                                                VALUE,         INVESTMENT     GAIN (LOSS)        FROM
                                               BEGINNING         INCOME           ON          INVESTMENT
                                               OF PERIOD         (LOSS)       INVESTMENTS     OPERATIONS
HEALTH & BIOTECHNOLOGY PORTFOLIO (CLASS I)

JANUARY 27, 2003 (4) TO APRIL 30, 2003 (3)    $       11.00  $       (0.06)  $        0.59  $        0.53

                                                      DIVIDENDS AND
                                                      DISTRIBUTIONS
                                              ----------------------------
                                                             DISTRIBUTIONS
                                               DIVIDENDS          TO
                                                  TO          SHAREHOLDERS      NET                            NET
                                               SHAREHOLDERS     FROM NET       ASSET                          ASSETS,
                                                FROM NET        REALIZED       VALUE,                         END OF
                                               INVESTMENT       GAINS ON       END OF         TOTAL           PERIOD
                                                 INCOME        INVESTMENTS     PERIOD         RETURN*         (000'S)
HEALTH & BIOTECHNOLOGY PORTFOLIO (CLASS I)

JANUARY 27, 2003 (4) TO APRIL 30, 2003 (3)    $           -  $           -  $       11.53      4. 82%      $          18

                                                                   RATIOS
                                              ----------------------------------------------------
                                               RATIO OF NET      RATIO OF NET
                                                OPERATING         INVESTMENT
                                                EXPENSES         INCOME (LOSS)       PORTFOLIO
                                                TO AVERAGE        TO AVERAGE         TURNOVER
                                              NET ASSETS (2)     NET ASSETS (2)       RATE
HEALTH & BIOTECHNOLOGY PORTFOLIO (CLASS I)

JANUARY 27, 2003 (4) TO APRIL 30, 2003 (3)             2.30%(1)          (1.94)%(1)        144%

(1) During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waiver had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.30% and (1.94)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO (CLASS I)

                                                             INCOME FROM
                                                         INVESTMENT OPERATIONS
                                              --------------------------------------------
                                                                                 NET
                                                                              REALIZED
                                                                                 AND
                                               NET ASSET          NET         UNREALIZED        TOTAL
                                                VALUE,         INVESTMENT     GAIN (LOSS)        FROM
                                               BEGINNING         INCOME           ON          INVESTMENT
                                               OF PERIOD         (LOSS)       INVESTMENTS     OPERATIONS
JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)   $       5.57  $      (0.03)  $      (0.03)  $      (0.06)

                                                      DIVIDENDS AND
                                                      DISTRIBUTIONS
                                              ----------------------------
                                                             DISTRIBUTIONS
                                               DIVIDENDS          TO
                                                  TO          SHAREHOLDERS      NET                            NET
                                               SHAREHOLDERS     FROM NET       ASSET                          ASSETS,
                                                FROM NET        REALIZED       VALUE,                         END OF
                                               INVESTMENT       GAINS ON       END OF         TOTAL           PERIOD
                                                 INCOME        INVESTMENTS     PERIOD         RETURN*         (000'S)
JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)   $          -  $          -   $       5.51         (1.08)%  $         11

                                                                   RATIOS
                                              ----------------------------------------------------
                                               RATIO OF NET      RATIO OF NET
                                                OPERATING         INVESTMENT
                                                EXPENSES         INCOME (LOSS)       PORTFOLIO
                                                TO AVERAGE        TO AVERAGE         TURNOVER
                                              NET ASSETS (2)     NET ASSETS (2)       RATE
JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)          2.30%         (1.78)%(1)       263%

(1) During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waiver had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.68% and (2.16)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

                                                             INCOME FROM
                                                         INVESTMENT OPERATIONS
                                              --------------------------------------------
                                                                             NET
                                                                           REALIZED
                                                                             AND
                                             NET ASSET       NET          UNREALIZED       TOTAL
                                              VALUE,      INVESTMENT      GAIN (LOSS)      FROM
                                             BEGINNING      INCOME            ON         INVESTMENT
                                             OF PERIOD      (LOSS)       INVESTMENTS     OPERATIONS
ENERGY & BASIC MATERIALS PORTFOLIO (CLASS I)

JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)   $      13.38  $        -     $      (0.43)  $      (0.43)

                                                    DIVIDENDS AND
                                                    DISTRIBUTIONS
                                            ----------------------------
                                                           DISTRIBUTIONS
                                              DIVIDENDS         TO
                                                 TO         SHAREHOLDERS      NET
                                             SHAREHOLDERS     FROM NET       ASSET                           NET
                                              FROM NET        REALIZED       VALUE,                         ASSETS,
                                             INVESTMENT       GAINS ON       END OF        TOTAL            END OF
                                               INCOME        INVESTMENTS     PERIOD       RETURN*           PERIOD
ENERGY & BASIC MATERIALS PORTFOLIO (CLASS I)

JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)   $          -  $             -    $     12.95        (3.21)%   $      2,654

                                                                 RATIOS
                                            ----------------------------------------------------
                                             RATIO OF NET      RATIO OF NET
                                              OPERATING         INVESTMENT
                                              EXPENSES         INCOME (LOSS)       PORTFOLIO
                                              TO AVERAGE        TO AVERAGE         TURNOVER
                                            NET ASSETS (2)     NET ASSETS (2)       RATE
ENERGY & BASIC MATERIALS PORTFOLIO (CLASS I)

JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)        2.30%(1)          (0.48)%(1)       705%

(1)During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waiver had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 4.16% and (2.32)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

FINANCIAL SERVICES PORTFOLIO (CLASS I)

                                                             INCOME FROM
                                                         INVESTMENT OPERATIONS
                                              --------------------------------------------
                                                                             NET
                                                                           REALIZED
                                                                             AND
                                             NET ASSET       NET          UNREALIZED       TOTAL
                                              VALUE,      INVESTMENT      GAIN (LOSS)      FROM
                                             BEGINNING      INCOME            ON         INVESTMENT
                                             OF PERIOD      (LOSS)       INVESTMENTS     OPERATIONS
JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)   $       9.93   $         -   $       0.04   $       0.04

                                                    DIVIDENDS AND
                                                    DISTRIBUTIONS
                                            ----------------------------
                                                           DISTRIBUTIONS
                                              DIVIDENDS         TO
                                                 TO         SHAREHOLDERS      NET
                                             SHAREHOLDERS     FROM NET       ASSET                           NET
                                              FROM NET        REALIZED       VALUE,                         ASSETS,
                                             INVESTMENT       GAINS ON       END OF        TOTAL            END OF
                                               INCOME        INVESTMENTS     PERIOD       RETURN*           PERIOD
JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)   $          -  $          -   $       9.97          0.40%   $         10

                                                                 RATIOS
                                            ----------------------------------------------------
                                             RATIO OF NET      RATIO OF NET
                                              OPERATING         INVESTMENT
                                              EXPENSES         INCOME (LOSS)       PORTFOLIO
                                              TO AVERAGE        TO AVERAGE         TURNOVER
                                            NET ASSETS (2)     NET ASSETS (2)       RATE
JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)     2.30%(1)        (0.48)%(1)        67%

(1) During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waiver had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.30% and (0.48)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

                                                             INCOME FROM
                                                         INVESTMENT OPERATIONS
                                              --------------------------------------------
                                                                                 NET
                                                                              REALIZED
                                                                                 AND
                                               NET ASSET          NET         UNREALIZED        TOTAL
                                                VALUE,         INVESTMENT     GAIN (LOSS)        FROM
                                               BEGINNING         INCOME           ON          INVESTMENT
                                               OF PERIOD         (LOSS)       INVESTMENTS     OPERATIONS
MID CAP PORTFOLIO (CLASS I)

JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)    $       8.61   $      (0.02)   $       0.05   $       0.03

                                                      DIVIDENDS AND
                                                      DISTRIBUTIONS
                                              ----------------------------
                                                             DISTRIBUTIONS
                                                DIVIDENDS         TO
                                                   TO         SHAREHOLDERS      NET                            NET
                                               SHAREHOLDERS     FROM NET       ASSET                          ASSETS,
                                                FROM NET        REALIZED       VALUE,                         END OF
                                               INVESTMENT       GAINS ON       END OF         TOTAL           PERIOD
                                                 INCOME        INVESTMENTS     PERIOD         RETURN*         (000'S)
MID CAP PORTFOLIO (CLASS I)

JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)   $          -  $          -   $       8.64           0.35%  $        115

                                                                   RATIOS
                                              ----------------------------------------------------
                                               RATIO OF NET      RATIO OF NET
                                                OPERATING         INVESTMENT
                                                EXPENSES         INCOME (LOSS)       PORTFOLIO
                                                TO AVERAGE        TO AVERAGE         TURNOVER
                                              NET ASSETS (2)     NET ASSETS (2)         RATE
MID CAP PORTFOLIO (CLASS I)

JANUARY 6, 2003 (4) TO APRIL 30, 2003 (3)           2.00%(1)            (0.86)%(1)     71%

(1) During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waiver had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.11% and (0.97)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE SARATOGA ADVANTAGE TRUST

We have audited the accompanying statement of assets and liabilities of Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio and Mid Capitalization Portfolio, each a series of The Saratoga Advantage Trust, including the schedules of investments, as of April 30, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended April 30, 2002 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated June 26, 2002 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio and Mid Capitalization Portfolio, as of April 30, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JUNE 6, 2003

SARATOGA ADVANTAGE TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES

                                          TERM /
                          POSITION(S)    LENGTH OF                                        NUMBER OF
  NAME, AGE AND            HELD WITH       TIME         PRINCIPAL OCCUPATION(S)    PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
     ADDRESS                 TRUST        SERVED         DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Bruce E.                 President,     Since 1994     Chairman, President and     12 Portfolios               None
Ventimiglia, 48          CEO, and                      Chief Executive Officer
1101 Stewart             Chairman of                   of Saratoga Capital
Avenue, Suite 207        the Board of                  Management I, LLC and
Garden City, NY          Trustees *                    Orbitex-Saratoga Capital
11530                                                  Management, LLC

Richard E.               Trustee        Since 2003     President, Chief            12 Portfolios               None
Stierwalt, 48                                          Executive Officer and
Metro Center,                                          Director, Orbitex
1 Station Place,                                       Financial Services Group,
Stamford, CT                                           Inc. (1998-2003);
06902                                                  Trustee,
                                                       Orbitex Life Sciences &
                                                       Biotechnology Fund, Inc.
                                                       (2000-2003); Trustee,
                                                       Orbitex Group of Funds
                                                       (1998-2003)

INDEPENDENT TRUSTEES

                                          TERM /
                          POSITION(S)    LENGTH OF                                        NUMBER OF
  NAME, AGE AND            HELD WITH       TIME         PRINCIPAL OCCUPATION(S)    PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
     ADDRESS                 TRUST        SERVED        DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Patrick H.               Trustee        Since 1994     Partner with the law firm   12 Portfolios               None
McCollough, 61                                         of Kelly Cawthorne
101 S.
Washington
Square, 9th Floor
Lansing, MI
48933

Udo Koopmann,            Trustee        Since 1997     Retired                     12 Portfolios               None
62
11500 Governor's
Drive
Chapel Hill, NC
27514

Floyd E. Seal, 54        Trustee        Since 1997     Chief Executive Officer     12 Portfolios               None
7565 Industrial                                        and 50% owner of
Court                                                  TARAHILL, INC., d.b.a.
Alpharetta, GA                                         Pet Goods Manufacturing
30004                                                  & Imports, Alpharetta,
                                                       GA; Partner of S&W
                                                       Management, Gwinnet,
                                                       GA

William B.               Trustee        Since 2003     Since 1997, Founder and     12 Portfolios               None
Blundin, 66                                            Principal, Bransford
138 East 65th                                          Investment Partners
Street                                                 (private asset
New York, NY                                           management company)
10021

Stephen H.               Trustee        Since 2003     Chief Executive Officer,    12 Portfolios               None
Hamrick, 51                                            Carey Financial Corp.
50 Rockefeller                                         (1994-present) (Broker-
Plaza                                                  Dealer); Managing
New York, NY                                           Director, Carey Financial
10020                                                  Corp. (1995-present)
                                                       (Real Estate Investment
                                                       Banking; Director),
                                                       Duroplas Corp. (2001-
                                                       present) (Manufacturer);
                                                       Director, Orbitex Life
                                                       Sciences &
                                                       Biotechnology Fund, Inc.
                                                       (2000-2003); Director,
                                                       Orbitex Group of Funds
                                                       (2000-2003)

Leigh Alan               Trustee        Since 2003     Chief Executive Officer,    12 Portfolios               None
Wilson, 59                                             New Century Care, Inc.
50 Rockefeller                                         (1989-present) (Seniors
Plaza                                                  Housing Management);
New York, NY                                           Director, Chimney Rock
10020                                                  Vineyard and Chimney
                                                       Rock Winery (1992-
                                                       present); President and
                                                       Director, Key Mutual
                                                       Funds, 30 portfolios
                                                       (1989-present); Director,
                                                       Orbitex Life Sciences &
                                                       Biotechnology Fund, Inc.
                                                       (2000-2003); Director,
                                                       Orbitex Group of Funds
                                                       (2000-2003)

OFFICERS

                                          TERM /
                          POSITION(S)    LENGTH OF                                        NUMBER OF
  NAME, AGE AND            HELD WITH       TIME         PRINCIPAL OCCUPATION(S)    PORTFOLIOS IN FUND COMPLEX  OTHER DIRECTORSHIPS
     ADDRESS                 TRUST        SERVED         DURING PAST 5 YEARS           OVERSEEN BY OFFICER       HELD BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
Stephen                  Vice           Since 1994     Vice Chairman and Chief     12 Portfolios               None
Ventimiglia, 47          President                     Investment Officer of
1101 Stewart             And                           Saratoga Capital
Avenue, Suite 207        Secretary *                   Management I, LLC and
Garden City, NY                                        Orbitex-Saratoga Capital
11530                                                  Management, LLC

William P. Marra,        Treasurer      Since 1997     Chief Financial Officer of  12 Portfolios               None
52                       and Chief                     Saratoga Capital
1101 Stewart             Financial                     Management I, LLC and
Avenue, Suite 207        Officer                       Orbitex-Saratoga Capital
Garden City, NY                                        Management, LLC
11530

* Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

SARATOGA ADVANTAGE TRUST

RESULTS OF SHAREHOLDER VOTES (UNAUDITED)

On January 17, 2003, the Trust held a Special Meeting of Shareholders to consider a series of proposals. The shareholders approved the proposals considered as follows:

   1. To consider and act upon the approval of an agreement and plan of reorganization, pursuant to which each existing fund will transfer its assets and liabilities to a newly created, corresponding portfolio of the Saratoga Advantage Trust in exchange for shares of the corresponding portfolio in the Saratoga Advantage Trust (the "Reorganization"). The Reorganization is related to the merger of Orbitex Management, Inc., with and into Saratoga Capital Management I, LLC, creating Orbitex-Saratoga Capital Management, LLC. This Reorganization was effective January 27, 2003.
   2. To consider and act upon the approval of a new investment management agreement for each existing fund with Orbitex-Saratoga Capital Management, LLC.

   Actual vote tabulations are as follows (shares voted):

      a). Orbitex Life Sciences & Biotechnology, Inc.

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                   216,203        4,191          5,329

        Proposal 2                                   216,203        4,191          5,329

      b). Orbitex Group of Funds: Orbitex Energy and Basic Materials Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                   263,270        5,938          6,781

        Proposal 2                                   261,684        5,938          8,367

      c). Orbitex Group of Funds: Orbitex Info-Tech and Communications Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                  2,476,594     101,786        250,588

        Proposal 2                                  2,467,680     108,061        253,228

      d). Orbitex Group of Funds: Orbitex Growth Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                   293,460        6,915         59,427

        Proposal 2                                   291,448        8,630         59,724

      e). Orbitex Group of Funds: Orbitex Caterpillar Mid-Cap Relative Value
          Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                  2,011,064        -              -

        Proposal 2                                  2,011,064        -              -

      f). Orbitex Group of Funds: Orbitex Medical Sciences Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                  1,027,409      43,681         24,751

        Proposal 2                                  1,026,446      45,557         23,838

      g). Orbitex Group of Funds: Orbitex Emerging Technology Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                  2,492,126      82,028         87,963

        Proposal 2                                  2,485,087      90,753         86,277

      h). Orbitex Group of Funds: Orbitex Financial Services Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                   264,800        2,984          1,760

        Proposal 2                                   265,071        2,713          1,760

      i). Orbitex Group of Funds: Orbitex Health & Biotechnology Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                  3,530,741     150,669        518,692

        Proposal 2                                  3,525,485     155,440        519,177

      j). Orbitex Group of Funds: Orbitex Cash Reserves Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                  2,077,215     526,946        150,383

        Proposal 2                                  2,084,820     526,946        142,778

      k). Orbitex Group of Funds: Orbitex Focus 30 Fund

                                                    IN FAVOR      AGAINST      ABSTAINED
                                                    --------      -------      ---------
        Proposal 1                                   352,343       25,985          7,279

        Proposal 2                                   351,758       26,073          7,775

ITEM 2. CODE OF ETHICS. Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a)  Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)  Not applicable.

(b)  Certifications required by Item 10(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE SARATOGA ADVANTAGE TRUST

By (Signature and Title)
*      Bruce E. Ventimiglia, President
--------------------------------------------------------------------------------
       Bruce E. Ventimiglia,  President and Chief Executive Officer

Date     06/26/03
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
*        William P. Marra, Chief Financial Officer
 -------------------------------------------------------------------------------
         William P. Marra, Treasurer and Chief Financial Officer

Date     06/26/03
    ----------------------------------------------------------------------------

By (Signature and Title)
*        Bruce E. Ventimiglia, President
 -------------------------------------------------------------------------------
         Bruce E. Ventimiglia, President and Chief Executive Officer

Date     06/26/03
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.